                                                                  Exhibit 10-E.2

                                   AMENDMENT

         THIS AMENDMENT is entered into as of the 1st day of November, 1995, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and WASHINGTON NATURAL GAS COMPANY, hereinafter referred to as "Shipper".

RECITALS:

A.       Transporter and Shipper are parties to that certain firm
Transportation Agreement (#F-09) dated July 31, 1991 ("Agreement").

B. Transporter and Shipper have entered into various amendments which were effective upon the inservice date of the upgrade to various meter stations and/or the inservice date of new meter stations.

C. Transporter and Shipper desire to enter into this Amendment to update the Agreement to reflect receipt and delivery points and volumes on Exhibits "A" and "B" effective and inservice as of November 1, 1995.


AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

         1. Exhibits "A" and "B" of the Agreement shall be deleted in their entirety and the attached Exhibits "A" and "B" to this Amendment shall be added to and made a part of the Agreement, effective November 1, 1995, subject to the Federal Energy Regulatory Commission's approval of any necessary tariff waiver.

         2. The attached Exhibit "A" shall remain in full force and effect until superseded. Shipper will execute an amendment to Exhibit "A" to reassign the 38,177 MDQ's reallocated from Receipt Points north of the Green River Compressor Station by the attached Exhibit "A" back to an available Receipt Point(s) effective October 1, 1996.

         3. Except as amended herein, the Agreement shall remain in full force and effect.

         4. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

         5.      This Amendment may be executed in any number of counterparts.

         IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

                                            NORTHWEST PIPELINE CORPORATION

                                            By  Joe H. Fields
                                                ------------------------------
                                                Joe H. Fields
                                                Attorney-In-Fact


ATTEST:                                     WASHINGTON NATURAL GAS COMPANY

By  xxxxxxxxxx                              By   John F. Stefani
    -----------------------------                ------------------------------
Title: General Manager                      Name:  John F. Stefani
       Gas Supply & Pipeline Svcs.          Title: VP, Gas Supply & Ind. Svcs.

                                  EXHIBIT "A"

                                     to the

                       TRANSPORTATION AGREEMENT ("F-09")
                              Dated July 31, 1991
                    (As Amended Effective November 1, 1995)

                                    between

                         NORTHWEST PIPELINE CORPORATION
                                      and
                         WASHINGTON NATURAL GAS COMPANY



                                 RECEIPT POINTS


                                                                                 Maximum Daily
Receipt Points                                                                 Quantity ("MDQ")(1)
--------------                                                                 ----------------
Sumas                                                                                77,875
Blanco Hub (56498) Transwestern                                                      14,164
Blanco (INWPLBLA)                                                                    14,775
Clay Basin                                                                           49,115
Green River Gathering                                                                12,000
Starr Road                                                                           75,936
Westgas Arkansas                                                                     44,438
                                                                                    -------
     Total:                                                                         288,303


(1) The total of the MDQ's must equal total transportation contract demand as set forth in Section 1.1

                                  EXHIBIT "B"

                                     to the

                       TRANSPORTATION AGREEMENT ("F-09")

                              DATED July 31, 1991
                         (As Amended November 1, 1995)

                                    between

                         NORTHWEST PIPELINE CORPORATION

                                      and

                         WASHINGTON NATURAL GAS COMPANY

                                DELIVERY POINTS


                                                                      Maximum Daily
                                                                   Delivery Obligation
                                                                        ("MDDO")
   Primary                                                              for each                   Delivery
Delivery Point                                                       Delivery Point                Pressure
--------------                                                       --------------                --------
                                                                         (MMBtu)                    (psig)
Bartelheimer Dairy                                                          233                      150
Bethel School                                                             9,990                      150
Black Diamond                                                             2,830                      400
Centrailia/Chehalis                                                       6,100                      400
Chehalis Rural Tap                                                            0                      150
Covington/Lake Wilderness                                                 4,100                      300
Duvall-Cottage Lake                                                       5,000                      150
East Auburn/Cameron Village                                                  50                      150
Echo Lake Tap                                                               700                      150
Evergreen Shores                                                          1,000                      350
Fredrickson                                                                   1                      300
Gold Bar *                                                                    1                        0
Granite Falls                                                             8,820                      250
Issaquah                                                                 28,850                      260
Lake Francis                                                              4,755                      150
Lake Stevens                                                              1,666                      150
Little Rock Farm Tap                                                      1,140                      150
Maple Heights                                                               750                      200
McMillan Farm Tap                                                             0                      150
Monroe WA                                                                 1,196                      150
North Bend/Snolqualmie                                                   10,250                      400
North Seattle/Everett                                                    83,600                      400
North Tacoma                                                             80,700                      260
Olympia                                                                  13,400                      400
Rainier/Puyallup                                                          5,020                      200
Rainier                                                                     150                      400
Redmond                                                                  28,876                      400
Snohomish                                                                 1,930                      150

                                  EXHIBIT "B"

                                     to the

                       TRANSPORTATION AGREEMENT ("F-09")

                              DATED July 31, 1991
                         (As Amended November 1, 1995)

                                    between

                         NORTHWEST PIPELINE CORPORATION

                                      and

                         WASHINGTON NATURAL GAS COMPANY

                             DELIVERY POINTS CONT.

                                                                      Maximum Daily
                                                                   Delivery Obligation
                                                                        ("MDDO")
   Primary                                                              for each                   Delivery
Delivery Point                                                       Delivery Point                Pressure
--------------                                                       --------------                --------
                                                                         (MMBtu)                    (psig)
South Seattle                                                             48,000                     260
South Tacoma                                                              26,640                     400
Startup*                                                                       1                       0
Sultan*                                                                        1                       0
Toledo                                                                       400                     400
Winlock                                                                      400                     400
Yelm WA                                                                      700                     400

                     TOTAL                                               377,250


* Measurement for these delivery points presently occurs at the Monroe delivery point.





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